Pursuant to Rule 497(e)
Registration No. 333-111662

AIG SERIES TRUST
2010 High Watermark Fund
2015 High Watermark Fund
2020 High Watermark Fund
(Class I Shares)

(Each a “Fund” and collectively, the “Funds”)

Supplement dated September 12, 2006, to the
Statement of Additional Information (“SAI”) dated February 28, 2006

      Effective September 1, 2006, in the “MANAGER, ADVISER, PERSONAL SECURITIES TRADING, DISTRIBUTOR AND ADMINISTRATOR” section of the SAI, on page 24, the fourth paragraph under the heading “Adviser” is hereby deleted and replaced in its entirety with the following:

     “For work performed as the subadviser to the Funds, the Adviser shall receive forty-three percent (43%) of the net management fee. The term “net management fee” means the gross management fee less any fund waivers and/or reimbursement made by AIG SunAmerica. The subadvisory fee will be calculated on the Fund-level and not by aggregating fees on a Trust-level. Effective as of September 1, 2006 until October 31, 2007, AIG SunAmerica agrees to pay the Adviser a minimum annual fee equal to 0.15% of each Fund’s average daily net assets, accrued daily and payable monthly (the “Minimum Fee”). The Minimum Fee will continue in effect for successive annual periods ending October 31, upon mutual agreement of AIG SunAmerica and the Adviser, and subject to approval by the Board of Trustees, including a majority of Trustees who are not parties to the Subadvisory Agreement or interested persons of any such party.”

* * * *

     Effective immediately, the description of the Funds’ policies and procedures with respect to the disclosure of non-public portfolio holdings information on pages 29 and 30 of the Funds’ SAI is replaced with the following:

“DISCLOSURE OF PORTFOLIO HOLDINGS POLICIES AND PROCEDURES

     The Board of Trustees (the “Board”) has adopted policies and procedures relating to disclosure of the Funds' securities. These policies and procedures govern when and by whom portfolio holdings information will be publicly disclosed or made available to nonaffiliated third parties. Unless a Fund’s portfolio holdings have been publicly disclosed, it is the Funds’ policy that their portfolio holdings information will not be provided to a third party unless there is a legitimate business purpose for providing this information, subject to certain other conditions described below or as set forth in the Funds’ policy.

     The Funds' complete portfolio holdings are publicly available via SEC filings made by the Funds on a fiscal quarterly basis. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Funds' fiscal quarters.

     Portfolio holdings information shall not be publicly disclosed until the information is at least 15 days old, unless otherwise approved by the Adviser's Legal Department. The Funds and their affiliates are not authorized to receive compensation or other consideration for the non-public disclosure of portfolio holdings information.

     Before any non-public disclosure of information about a Fund’s holdings is permitted, an employee of the Adviser seeking to disclose such information must submit a written form to his or her department head requesting the release of non-public portfolio holdings information. The request must then be submitted to the Legal and/or Compliance departments of the Adviser. The Fund's Chief Compliance Officer or the Adviser's Legal Department may approve the request if it is determined that there is a legitimate business purpose for the disclosure of such information to the third party and they determine that no material conflicts between the Fund’s shareholders and the Fund’s affiliates. To find that there is a legitimate business purpose, it must be determined that the selective disclosure of portfolio holdings information is necessary to the Fund’s operation or is in the Fund’s best interest. If the request is approved, the third party must execute a confidentiality agreement governing the third party's duties with respect to the portfolio holdings information, which includes the duty to keep such information confidential, and to not use the information for purposes of trading in the shares of the Fund for any reason.

     Non-public holdings information may be provided to the Funds’ service providers on an as-needed basis in connection with the services provided to the Funds by such service providers. Information may be provided to these parties without a time lag. Service providers that may be provided with information concerning the Funds’ holdings include the Adviser and its affiliates, legal counsel, independent registered public accounting firms, custodian, fund accounting agent, financial printers, proxy voting service providers and broker-dealers who are involved in executing portfolio transactions on behalf of the Funds. Portfolio holdings information may also be provided to the Funds’ Board. The entities to which the Funds’ provides portfolio holdings information either by explicit arrangement or by virtue of their respective duties to the Funds as required to maintain the confidentiality of the information provided.

     At each quarterly meeting of the Board, the Adviser shall present the Board with a report disclosing the addition of any organization or individual that has been approved to receive non-public portfolio holdings of the Funds and the purpose for such disclosure.”